As filed with the Securities and Exchange Commission on July 28, 2004.
                                                    Registration No. 333-117607

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                Amendment No. 1
                                       To
                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                                  ____________

                               THE STANLEY WORKS
             (Exact name of Registrant as specified in its charter)


             CONNECTICUT                                          06-0548860
   (State or other jurisdiction of                             (I.R.S. Employer
    incorporation or organization)                           Identification No.)

                                  ____________
                               1000 Stanley Drive
                         New Britain, Connecticut 06053
                                 (860) 225-5111

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                                   __________
                              Bruce H. Beatt, Esq.
                 Vice President, General Counsel and Secretary
                               The Stanley Works
                               1000 Stanley Drive
                         New Britain, Connecticut 06053
                           Telephone: (860) 225-5111

           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                    Copy to:
                           Gregory A. Fernicola, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                         New York, New York 10036-6522
                                 (212) 735-3000
                                ________________

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
                        AS DETERMINED BY THE REGISTRANT

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.[ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [x]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                              ____________________

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

         PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE PROSPECTUS INCLUDED IN THIS COMBINED REGISTRATION STATEMENT IS A COMBINED PROSPECTUS AND RELATES TO REGISTRATION STATEMENT NO. 333-117607 AND TO REGISTRATION STATEMENT NO. 333-110279 DECLARED EFFECTIVE ON DECEMBER 12, 2003. THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 333-117607 ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 333-110279.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Britain, State of Connecticut on July 28, 2004.


                                       THE STANLEY WORKS


                                       By  /s/Craig A.Douglas
                                          -------------------------------------
                                           Name:  Craig A. Douglas
                                           Title: Vice President and Treasurer


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.


   Signature                             Title                           Date
   ---------                             -----                           ----


   *
________________________       Chairman, Chief Executive           July 28, 2004
John F. Lundgren               Officer and  Director
                               (Principal Executive Officer)

   *
________________________       Vice President, Finance             July 28, 2004
James M. Loree                 and Chief Financial Officer
                               (Principal Financial Officer)


   *
________________________       Controller (Principal               July 28, 2004
Donald Allan Jr.               Accounting Officer)


   *
________________________       Director                            July 28, 2004
John G. Breen


   *
________________________       Director                            July 28, 2004
Stillman B. Brown




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


   *
________________________       Director                            July 28, 2004
Virgis W. Colbert


   *
________________________       Director                            July 28, 2004
Emmanuel A. Kampouris



________________________       Director                            July __, 2004
Eileen S. Kraus


   *
________________________       Director                            July 28, 2004
Kathryn D. Wriston


* BRUCE H. BEATT, PURSUANT TO POWERS OF ATTORNEY (EXECUTED BY EACH OF THE OFFICERS AND DIRECTORS LISTED ABOVE AND INDICATED BY SIGNING ABOVE, AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION), BY SIGNING HIS NAME, DOES HEREBY SIGN AND EXECUTE THIS AMENDMENT TO THE REGISTRATION STATEMENT ON FORM S-3 ON BEHALF OF EACH OF THE PERSONS REFERENCED ABOVE.


                                          By    /s/ Bruce H. Beatt
                                                --------------------
                                          Name: Bruce H. Beatt

                                 EXHIBIT INDEX




Exhibit
No.                             Description of Exhibits
----------                      -----------------------

    1.1 Form of Underwriting Agreement for debt securities to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    1.2 Form of Underwriting Agreement for preferred stock to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    1.3 Form of Underwriting Agreement for common stock to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    3.1 Restated Certificate of Incorporation (incorporated by reference to Exhibit 3(i) to the Annual Report of The Stanley Works on Form 10-K for the fiscal year ended January 2, 1999).

    3.2 Amended Bylaws (incorporated by reference to Exhibit 3(ii) to the Annual Report of The Stanley Works on Form 10-K for the fiscal year ended December 29, 2001).

    4.1*     Specimen of Common Stock Certificate.

    4.2 Rights Agreement, dated January 31, 1996 (incorporated by reference to Exhibit (4)(i) to Current Report on Form 8-K dated January 31, 1996).

    4.3*     Form of Senior Indenture.

    4.4*     Form of Subordinated Indenture.

    4.5 Form of Senior Note with respect to each particular series of Senior Note issued hereunder to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    4.6 Form of Subordinated Note with respect to each particular series of Subordinated Note issued hereunder to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    4.7 Form of Certificate of Amendment with respect to any preferred stock issued hereunder to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    4.8 Form of Warrant Agreement to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    4.9 Form of Warrant Certificate to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    4.10 Form of Depositary Agreement to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    4.11 Form of Depositary Receipt to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.



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


    4.12 Purchase Contract Agreement setting forth Stock Purchase Contracts and Stock Purchase Units to be filed as an exhibit to a Current Report of The Stanley Works on Form 8-K and incorporated by reference herein.

    5.1*     Opinion of Bruce H. Beatt as to legality.(Connecticut Law Opinion).

    5.2* Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to legality. (New York Law Opinion).

    5.3      Opinion of Bruce H. Beatt as to legality.(Connecticut Law Opinion).

   12.1*     Statement Re: Computation of Ratio of Earnings to Fixed Charges.

   23.1*     Consent of Ernst & Young LLP, independent auditors.

   23.2*     Consent of Bruce H. Beatt (included in Exhibit 5.1).

   23.3*     Consent of Skadden, Arps, Slate, Meagher & Flom LLP
             (included in Exhibit 5.2).

   23.4      Consent of Bruce H. Beatt (included in Exhibit 5.3).

   24.1*     Power of Attorney.

   24.2*     Certified Resolution.

   25.1* Statement of Eligibility on Form T-1 of JPMorgan Chase Bank, Trustee under the Senior Indenture.

   25.2* Statement of Eligibility on Form T-1 of JPMorgan Chase Bank, Trustee under the Subordinated Indenture.


* Previously filed.




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